UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT
Small Cap Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen — and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective
Capital appreciation

Net asset value June 30, 2016

Class IA: $12.77	Class IB: $12.63

Total return at net asset value

			Russell 2000
(as of 6/30/16)	Class IA shares*	Class IB shares*	Value Index

6 months	2.30%	2.24%	6.08%

1 year	–5.20	–5.47	–2.58

5 years	52.42	50.44	47.94
Annualized	8.80	8.51	8.15

10 years	55.46	51.66	65.24
Annualized	4.51	4.25	5.15

Life	325.80	308.71	322.97
Annualized	8.81	8.55	8.76

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1999.

The Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Small Cap Value Fund 1

Report from your fund’s manager

What was the market like for U.S. small-cap value stocks during the six-month reporting period ended June 30, 2016?

Stocks experienced a good deal of volatility during the first half of 2016 due to concerns about weak global growth, central bank policy, and political uncertainties. However, U.S. small-cap value stocks gained ground, benefiting from the relatively steadier U.S. economy and the recovery in oil prices. As such, small-cap stocks outperformed large-cap stocks, and value stocks surpassed growth stocks. With prices of large-cap growth stocks fairly valued or even expensive by some metrics, investors appeared to be drawn to out-of-favor, small-cap value stocks on a valuation basis during the reporting period.

How did Putnam VT Small Cap Value Fund perform for the six months ended June 30, 2016?

I continued to manage the portfolio with a bottom-up investment process, focusing on stock selection rather than rotating assets between sectors or other asset classes. While the fund’s absolute return at net asset value was positive for the reporting period, it lagged that of its benchmark, the Russell 2000 Value Index.

Over the reporting period, negative stock selection results were responsible for the majority of the fund’s underperformance relative to the benchmark. Stock selection decisions added value in the consumer staples, utilities, and telecommunication services sectors, but results within the other sectors overwhelmed those positive effects. Returns within the consumer discretionary, health-care, and financials sectors had a particularly adverse effect on performance.

The fund’s sector allocation also weighed on results, although this tends to be a residual of my investment process. Valuations among dividend-paying stocks, such as utilities and real estate investment trusts [REITs], have become particularly stretched, in our view, as investors drove the prices of these stocks up in a search for yield in a very low-interest-rate environment. Concerns regarding valuations in these areas led us to avoid a number of utilities which, cumulatively, led to an underweight allocation to the sector. This underweight allocation was responsible for much of the sector-level underperformance, as the utilities sector was the second-best performing sector for the reporting period. That said, while our underweight allocation to the sector detracted from results, our stock selection within the sector added value. Finally, an underweight allocation to REITs, which compose nearly 15% of the benchmark index, also was a substantial detractor from performance.

What is your outlook for small-cap stocks for the coming months?

My outlook is guarded, as I believe market volatility is likely to continue for the foreseeable future. Britain’s unexpected decision [Brexit] to leave the European Union [EU] surprised investors and caused a sharp selloff just before the close of the reporting period. With central banks pledging stimulus measures to help promote global growth and to reassure investors, stock markets recovered much of their losses in the days following the vote. However, the referendum raised questions not only about the country’s future relationship with the EU but about the fate of the EU as an economic trading bloc.

In my view, the U.S. market is unlikely to be affected by Brexit, with the exception of a stronger dollar as a refuge currency. In the meanwhile, I expect the fallout may adversely affect exports and may delay interest-rate increases by the Federal Reserve, which has been unwilling to introduce further rate hikes given macroeconomic pressures. In this environment, I believe small-cap stocks could advance if U.S. domestic growth proves resilient. My investment process remains rooted in seeking attractively valued small-cap stocks issued by quality companies with improving business trends. I’ll continue to closely monitor volatility, seeking to capitalize on attractive stocks that may have been oversold.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/ or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Eric N. Harthun, CFA, joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Small Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/15	1.02%	1.27%

Annualized expense ratio for the six-month period
ended 6/30/16	0.78%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.26%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.92	$5.18	$3.92	$5.17

Ending value
(after expenses)	$1,023.00	$1,022.40	$1,020.98	$1,019.74

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Small Cap Value Fund 3

The fund’s portfolio 6/30/16 (Unaudited)

COMMON STOCKS (92.7%)*	Shares	Value

Aerospace and defense (0.5%)
Vectrus, Inc. †	27,300	$777,777

		777,777
Air freight and logistics (0.9%)
Atlas Air Worldwide Holdings, Inc. †	13,300	550,886

Park-Ohio Holdings Corp.	23,885	675,468

		1,226,354
Airlines (0.7%)
SkyWest, Inc.	38,200	1,010,772

		1,010,772
Auto components (1.5%)
Goodyear Tire & Rubber Co. (The)	40,200	1,031,532

Stoneridge, Inc. †	71,454	1,067,523

		2,099,055
Banks (14.6%)
Banc of California, Inc.	45,406	821,849

Chemical Financial Corp. S	28,893	1,077,420

First Busey Corp.	44,800	958,272

First Connecticut Bancorp, Inc.	36,000	596,160

First Financial Bancorp	55,300	1,075,585

First Merchants Corp.	45,000	1,121,850

Franklin Financial Network, Inc. †	26,932	844,588

Fulton Financial Corp.	67,000	904,500

Great Western Bancorp, Inc.	27,500	867,350

Hanmi Financial Corp.	44,400	1,042,956

IBERIABANK Corp.	14,200	848,166

Independent Bank Group, Inc.	20,800	892,528

Lakeland Financial Corp.	17,800	836,778

Old National Bancorp S	77,500	971,075

Pacific Premier Bancorp, Inc. †	46,200	1,108,800

Popular, Inc. (Puerto Rico)	21,820	639,326

ServisFirst Bancshares, Inc. S	13,196	651,750

Southside Bancshares, Inc.	33,715	1,042,468

Sterling Bancorp	46,900	736,330

Tristate Capital Holdings, Inc. †	75,313	1,034,047

Washington Trust Bancorp, Inc.	24,000	910,080

Western Alliance Bancorp †	23,300	760,744

Wintrust Financial Corp.	22,300	1,137,300

		20,879,922
Beverages (0.5%)
Cott Corp. (Canada)	47,769	666,855

		666,855
Biotechnology (0.8%)
Eagle Pharmaceuticals, Inc. † S	17,900	694,341

Emergent BioSolutions, Inc. †	15,297	430,152

		1,124,493
Building products (1.6%)
Continental Building Products, Inc. †	35,242	783,430

NCI Building Systems, Inc. †	42,872	685,523

Ply Gen Holdings, Inc. †	57,300	834,861

		2,303,814
Capital markets (0.6%)
OM Asset Management PLC (United Kingdom)	60,405	806,407

		806,407
Chemicals (3.6%)
American Vanguard Corp. †	58,800	888,468

Ferro Corp. †	49,400	660,972

Innophos Holdings, Inc.	19,100	806,211

Kraton Performance Polymers, Inc. †	27,800	776,454

LSB Industries, Inc. † S	52,300	631,784

COMMON STOCKS (92.7%)* cont.	Shares	Value

Chemicals cont.
Minerals Technologies, Inc.	9,895	$562,036

Orion Engineered Carbons SA (Luxembourg)	54,500	866,005

		5,191,930
Commercial services and supplies (1.7%)
ACCO Brands Corp. †	71,700	740,661

Deluxe Corp.	13,800	915,906

Ennis, Inc.	37,306	715,529

		2,372,096
Construction and engineering (2.7%)
Dycom Industries, Inc. †	11,700	1,050,192

Granite Construction, Inc.	15,300	696,915

MasTec, Inc. †	41,300	921,816

Orion Marine Group, Inc. †	77,201	409,937

Quanta Services, Inc. †	30,900	714,408

		3,793,268
Consumer finance (0.6%)
Encore Capital Group, Inc. † S	36,600	861,198

		861,198
Containers and packaging (0.5%)
Greif, Inc. Class A	18,300	682,041

		682,041
Diversified telecommunication services (0.6%)
Inteliquent, Inc.	41,700	829,413

		829,413
Electric utilities (3.8%)
ALLETE, Inc.	18,400	1,189,192

El Paso Electric Co.	11,200	529,424

IDACORP, Inc.	19,100	1,553,785

PNM Resources, Inc.	33,100	1,173,064

Portland General Electric Co.	23,600	1,041,232

		5,486,697
Electrical equipment (0.6%)
General Cable Corp.	63,700	809,627

		809,627
Electronic equipment, instruments, and components (1.5%)
Orbotech, Ltd. (Israel) †	45,500	1,162,525

Sanmina Corp. †	38,900	1,042,909

		2,205,434
Energy equipment and services (2.0%)
Archrock, Inc.	25,800	243,036

Core Laboratories NV S	3,700	458,393

Independence Contract Drilling, Inc. †	66,856	363,028

Matrix Service Co. †	49,500	816,255

Patterson-UTI Energy, Inc. S	47,800	1,019,096

		2,899,808
Food and staples retail (0.6%)
SpartanNash Co.	29,540	903,333

		903,333
Food products (0.4%)
Nomad Foods, Ltd. (United Kingdom) †	66,200	528,276

		528,276
Gas utilities (0.9%)
Southwest Gas Corp.	16,731	1,316,897

		1,316,897
Health-care providers and services (1.3%)
AMN Healthcare Services, Inc. †	22,500	899,325

Ensign Group, Inc. (The)	47,089	989,340

		1,888,665
Hotels, restaurants, and leisure (2.1%)
Bloomin’ Brands, Inc.	37,900	677,273

ClubCorp Holdings, Inc.	63,600	826,800

Del Taco Restaurants, Inc. †	79,929	727,354

Marriott Vacations Worldwide Corp.	10,800	739,692

		2,971,119

4 Putnam VT Small Cap Value Fund

COMMON STOCKS (92.7%)* cont.	Shares	Value

Household durables (1.0%)
Century Communities, Inc. †	52,700	$913,818

WCI Communities, Inc. †	31,115	525,844

		1,439,662
Independent power and renewable electricity producers (0.4%)
Dynegy, Inc. †	35,400	610,296

		610,296
Insurance (6.7%)
Allied World Assurance Co. Holdings AG	13,800	484,932

American Financial Group, Inc.	12,243	905,125

AMERISAFE, Inc.	18,800	1,150,936

Employers Holdings, Inc.	32,600	946,052

Endurance Specialty Holdings, Ltd.	15,400	1,034,264

Hanover Insurance Group, Inc. (The)	13,900	1,176,218

Maiden Holdings, Ltd. (Bermuda)	62,100	760,104

National General Holdings Corp.	39,200	839,664

Reinsurance Group of America, Inc.	10,973	1,064,271

Validus Holdings, Ltd.	25,714	1,249,443

		9,611,009
Internet and catalog retail (0.3%)
FTD Cos., Inc. †	15,500	386,880

		386,880
Internet software and services (2.8%)
Everyday Health, Inc. †	134,200	1,057,496

GTT Communications, Inc. †	59,400	1,097,712

j2 Global, Inc. S	14,500	915,965

Web.com Group, Inc. †	53,500	972,630

		4,043,803
IT Services (1.6%)
Convergys Corp.	47,500	1,187,500

Everi Holdings, Inc. †	140,000	161,000

Perficient, Inc. †	46,100	936,291

		2,284,791
Leisure products (0.3%)
Vista Outdoor, Inc. †	7,700	367,521

		367,521
Life sciences tools and services (0.2%)
VWR Corp. †	10,855	313,710

		313,710
Machinery (1.4%)
Briggs & Stratton Corp. S	35,100	743,418

EnPro Industries, Inc.	14,400	639,216

Kadant, Inc.	12,900	664,479

		2,047,113
Media (1.6%)
Live Nation Entertainment, Inc. †	30,700	721,450

Madison Square Garden Co. (The) Class A †	3,866	666,924

MDC Partners, Inc. Class A	46,950	858,716

		2,247,090
Metals and mining (1.0%)
Ferroglobe PLC (United Kingdom)	71,640	616,820

Silver Standard Resources, Inc. (Canada) †	25,000	324,750

Tahoe Resources, Inc.	32,300	483,531

		1,425,101
Multi-utilities (1.4%)
Avista Corp.	33,731	1,511,149

Unitil Corp.	12,100	516,307

		2,027,456
Oil, gas, and consumable fuels (4.1%)
Aegean Marine Petroleum Network, Inc. (Greece) S	123,917	681,544

Callon Petroleum Co. †	76,369	857,624

Denbury Resources, Inc. S	84,700	304,073

Energen Corp.	24,893	1,200,092

Gulfport Energy Corp. †	19,300	603,318

Memorial Resource Development Corp. †	26,300	417,644

COMMON STOCKS (92.7%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
PBF Energy, Inc. Class A	27,000	$642,060

Ring Energy, Inc. †	54,508	480,761

Scorpio Tankers, Inc.	153,906	646,405

		5,833,521
Personal products (0.5%)
Edgewell Personal Care Co. †	8,700	734,367

		734,367
Pharmaceuticals (0.7%)
Aralez Pharmaceuticals, Inc. (Canada) †	32,100	105,930

Lannett Co., Inc. † S	40,700	968,253

		1,074,183
Professional services (0.4%)
Heidrick & Struggles International, Inc.	22,100	373,048

TrueBlue, Inc. †	13,400	253,528

		626,576
Real estate investment trusts (REITs) (9.8%)
American Assets Trust, Inc.	25,420	1,078,825

Apartment Investment & Management Co. Class A	19,600	865,536

CBL & Associates Properties, Inc.	54,600	508,326

Cherry Hill Mortgage Investment Corp.	26,555	413,461

Colony Capital, Inc. Class A S	39,700	609,395

Education Realty Trust, Inc.	18,301	844,408

EPR Properties	15,800	1,274,744

Equity Commonwealth †	33,500	975,855

Healthcare Trust of America, Inc. Class A	24,200	782,628

iStar, Inc. †	88,100	844,879

LTC Properties, Inc.	14,800	765,604

NorthStar Realty Finance Corp.	65,800	752,094

Paramount Group, Inc.	52,000	828,880

Rayonier, Inc.	47,000	1,233,280

Summit Hotel Properties, Inc.	97,510	1,291,032

Tanger Factory outlet Centers, Inc.	23,400	940,212

		14,009,159
Real estate management and development (0.7%)
RE/MAX Holdings, Inc. Class A	24,225	975,299

		975,299
Road and rail (1.1%)
Marten Transport, Ltd.	36,500	722,700

Saia, Inc. †	34,300	862,302

		1,585,002
Semiconductors and semiconductor equipment (3.9%)
Acacia Communications, Inc. † S	11,646	465,141

Advanced Energy Industries, Inc. †	25,200	956,592

FormFactor, Inc. †	130,300	1,171,397

Integrated Device Technology, Inc. †	44,200	889,746

Tessera Technologies, Inc.	34,300	1,050,952

Tower Semiconductor, Ltd. (Israel) † S	83,300	1,034,586

		5,568,414
Software (0.7%)
Mentor Graphics Corp.	48,300	1,026,858

		1,026,858
Specialty retail (0.2%)
Abercrombie & Fitch Co. Class A	16,200	288,522

		288,522
Technology hardware, storage, and peripherals (1.1%)
BancTec, Inc. 144A CVR F	152,299	—

Logitech International SA (Switzerland) S	44,600	726,088

Super Micro Computer, Inc. † S	32,900	817,565

		1,543,653
Thrifts and mortgage finance (5.6%)
BofI Holding, Inc. † S	33,400	591,514

Flagstar Bancorp, Inc. †	51,100	1,247,351

HomeStreet, Inc. †	46,100	918,312

Putnam VT Small Cap Value Fund 5

COMMON STOCKS (92.7%)* cont.	Shares	Value

Thrifts and mortgage finance cont.
Meta Financial Group, Inc.	18,994	$967,934

NMI Holdings, Inc. Class A †	116,000	635,680

Provident Financial Services, Inc.	47,700	936,828

Walker & Dunlop, Inc. †	39,021	888,898

Washington Federal, Inc.	46,700	1,132,942

WSFS Financial Corp.	23,800	766,122

		8,085,581
Trading companies and distributors (0.6%)
BMC Stock Holdings, Inc. †	49,300	878,526

		878,526

Total common stocks (cost $117,405,683)		$132,669,344

INVESTMENT COMPANIES (2.9%)*	Shares	Value

Hercules Capital, Inc.	70,482	$875,386

Solar Capital, Ltd.	52,646	1,002,906

TCP Capital Corp.	44,266	676,384

TICC Capital Corp.	146,500	772,055

TriplePoint Venture Growth BDC Corp.	78,047	826,518

Total investment companies (cost $4,397,820)		$4,153,249

SHORT-TERM INVESTMENTS (12.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.64% [d]	11,094,400	$11,094,400

Putnam Short Term Investment Fund 0.47% L	6,350,470	6,350,470

Total short-term investments (cost $17,444,870)		$17,444,870

Total investments (cost $139,248,373)		$154,267,463

Key to holding’s abbreviations

CVR Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $143,131,492.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$9,799,849	$—	$—

Consumer staples	2,832,831	—	—

Energy	8,733,329	—	—

Financials	55,228,575	—	—

Health care	4,401,051	—	—

Industrials	17,430,925	—	—

Information technology	16,672,953	—	—**

Materials	7,299,072	—	—

Telecommunication services	829,413	—	—

Utilities	9,441,346	—	—

Total common stocks	132,669,344	—	—

Investment companies	4,153,249	—	—

Short-term investments	6,350,470	11,094,400	—

Totals by level	$143,173,063	$11,094,400	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Small Cap Value Fund

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value, including $11,069,296 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $121,803,503)	$136,822,593

Affiliated issuers (identified cost $17,444,870) (Notes 1 and 5)	17,444,870

Cash	13

Dividends, interest and other receivables	211,509

Receivable for shares of the fund sold	65,076

Receivable for investments sold	482,052

Total assets	155,026,113

Liabilities

Payable for investments purchased	327,485

Payable for shares of the fund repurchased	217,261

Payable for compensation of Manager (Note 2)	73,906

Payable for custodian fees (Note 2)	6,647

Payable for investor servicing fees (Note 2)	9,256

Payable for Trustee compensation and expenses (Note 2)	101,659

Payable for administrative services (Note 2)	545

Payable for distribution fees (Note 2)	19,164

Collateral on securities loaned, at value (Note 1)	11,094,400

Other accrued expenses	44,298

Total liabilities	11,894,621

Net assets	$143,131,492

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$128,959,095

Undistributed net investment income (Note 1)	661,424

Distributions in excess of gains on investments (Note 1)	(1,508,117)

Net unrealized appreciation of investments	15,019,090

Total — Representing net assets applicable to capital shares outstanding	$143,131,492

Computation of net asset value Class IA

Net assets	$50,240,644

Number of shares outstanding	3,933,531

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$12.77

Computation of net asset value Class IB

Net assets	$92,890,848

Number of shares outstanding	7,352,748

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$12.63

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 7

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Dividends (net of foreign tax of $8,800)	$1,387,485

Interest (including interest income of $19,756 from investments in affiliated issuers) (Note 5)	19,782

Securities lending (Note 1)	59,428

Total investment income	1,466,695

Expenses

Compensation of Manager (Note 2)	434,703

Investor servicing fees (Note 2)	48,890

Custodian fees (Note 2)	10,073

Trustee compensation and expenses (Note 2)	6,306

Distribution fees (Note 2)	112,791

Administrative services (Note 2)	1,610

Other	43,838

Fees waived and reimbursed by Manager (Note 2)	(2,162)

Total expenses	656,049

Expense reduction (Note 2)	(8,580)

Net expenses	647,469

Net investment income	819,226
Net realized loss on investments (Notes 1 and 3)	(820,871)

Net unrealized appreciation of investments during the period	2,894,186

Net gain on investments	2,073,315

Net increase in net assets resulting from operations	$2,892,541

Statement of changes in net assets

	Six months ended	Year ended
	6/30/16*	12/31/15

Decrease in net assets

Operations:

Net investment income	$819,226	$1,901,597

Net realized gain (loss) on investments	(820,871)	14,967,625

Net unrealized appreciation (depreciation) of investments	2,894,186	(23,156,257)

Net increase (decrease) in net assets resulting from operations	2,892,541	(6,287,035)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(752,756)	(668,658)

Class IB	(1,135,998)	(944,758)

Net realized short-term gain on investments

Class IA	(25,092)	(1,250,100)

Class IB	(47,053)	(2,372,239)

From net realized long-term gain on investments

Class IA	(5,147,414)	(5,371,070)

Class IB	(9,652,623)	(10,192,353)

Increase (decrease) from capital share transactions (Note 4)	7,968,926	(7,844,071)

Total decrease in net assets	(5,899,469)	(34,930,284)

Net assets:

Beginning of period	149,030,961	183,961,245

End of period (including undistributed net investment income of $661,424 and $1,730,952, respectively)	$143,131,492	$149,030,961

* Unaudited.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Small Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/16†	$14.16	.09	.17	.26	(.21)	(1.44)	(1.65)	$12.77	2.30 *	$50,241	.39 *[e]	.67*[e]	37*

12/31/15	16.70	.20	(.74)	(.54)	(.18)	(1.82)	(2.00)	14.16	(3.90)	52,593.76		1.30	52

12/31/14	21.02	.17	.47	.64	(.16)	(4.80)	(4.96)	16.70	3.69	63,215.79		1.01	55

12/31/13	15.42	.12	5.93	6.05	(.19)	(.26)	(.45)	21.02	39.93	72,183.81		.65	59

12/31/12	13.18	.16	2.18	2.34	(.10)	—	(.10)	15.42	17.79	58,447.81		1.13	72

12/31/11	13.90	.09	(.71)	(.62)	(.10)	—	(.10)	13.18	(4.54)	58,788.78		.66	63

Class IB

6/30/16†	$13.99	.07	.18	.25	(.17)	(1.44)	(1.61)	$12.63	2.24*	$92,891	.51*[e]	.54*[e]	37*

12/31/15	16.53	.16	(.74)	(.58)	(.14)	(1.82)	(1.96)	13.99	(4.24)	96,438	1.01	1.04	52

12/31/14	20.84	.13	.46	.59	(.10)	(4.80)	(4.90)	16.53	3.43	120,747	1.04	.76	55

12/31/13	15.29	.08	5.88	5.96	(.15)	(.26)	(.41)	20.84	39.61	148,138	1.06	.43	59

12/31/12	13.07	.13	2.15	2.28	(.06)	—	(.06)	15.29	17.49	164,774	1.06	.88	72

12/31/11	13.78	.05	(.69)	(.64)	(.07)	—	(.07)	13.07	(4.73)	166,495	1.03	.41	63

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 9

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through June 30, 2016.

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of the stock may rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of March 31, 2016, the index was composed of companies having market capitalizations of between approximately $13.8 million and $5.9 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

10 Putnam VT Small Cap Value Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $11,094,400 and the value of securities loaned amounted to $11,069,296.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $139,887,233, resulting in gross unrealized appreciation and depreciation of $24,652,791 and $10,272,561, respectively, or net unrealized appreciation of $14,380,230.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.311% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $2,162.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$17,147
Class IB	31,743

Total	$48,890

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the

Putnam VT Small Cap Value Fund 11

reporting period, the fund’s expenses were reduced by $6 under the expense offset arrangements and by $8,574 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $105, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$112,791

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$49,208,193	$52,827,247

U.S. government securities (Long-term)	—	—

Total	$49,208,193	$52,827,247

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	107,181	$1,361,175	297,758	$4,527,504	207,168	$2,649,910	299,639	$4,399,770

Shares issued in connection with
reinvestment of distributions	481,729	5,925,262	484,696	7,289,828	890,359	10,835,674	906,668	13,509,350

	588,910	7,286,437	782,454	11,817,332	1,097,527	13,485,584	1,206,307	17,909,120

Shares repurchased	(370,847)	(4,745,339)	(851,272)	(13,004,366)	(635,747)	(8,057,756)	(1,620,636)	(24,566,157)

Net increase (decrease)	218,063	$2,541,098	(68,818)	$(1,187,034)	461,780	$5,427,828	(414,329)	$(6,657,037)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$10,749,228	$22,805,421	$27,204,179	$19,756	$6,350,470

Total	$10,749,228	$22,805,421	$27,204,179	$19,756	$6,350,470

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

12 Putnam VT Small Cap Value Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses

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exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. Putnam Management’s support for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

14 Putnam VT Small Cap Value Fund

One-year period	Three-year period	Five-year period

1st	2nd	1st

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 59, 57 and 56 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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16 Putnam VT Small Cap Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Small Cap Value Fund 17

This report has been prepared for the shareholders	H521
of Putnam VT Small Cap Value Fund.	VTSA069 301610 8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016